SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  November 18th, 2002
 -------------------------------------------------------------------------------

                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   333-9486701
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)



701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                        57117
------------------------------------------------              -------------
(Address of principal executive office)                        (Zip Code)


Registrants telephone number, including area code (605) 331-2626




     Item 5. Other Events The monthly statements for the month of October 2002 were distributed to Noteholders on November 18, 2002.


Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of October 2002.
20.2     Series 2000-2 monthly statement for the month of October 2002.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                AS SERVICER


                                         By:      /s/ Doug Morrison
                                                  -----------------------
                                                    Douglas Morrison
                                                    Chief Financial Officer

File:October '02 8k_2000-1                                         CONFIDENTIAL
Servicer's Report                                                Date of Report:          11/21/2002
Interest Period: October 17, 2002 to November 17, 2002, Pay on November 18th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                  5,673,278,955.86
Beginning Fin. Chrg. Receivables Balance                                                   211,476,961.94
Beginning Total Receivables Balance                                                      5,884,755,917.80

Beginning Special Funding Accnt Balance                                                      0.00
Beginning Spread Account Balance                                                             0.00
Beginning Reserve Account Balance                                                            0.00

Beginning Period Invested Amount                                 2,857,643,305.86

Ending Period Invested Amount                                    3,227,550,442.43
                                                 Class A             Class B               Class C              Total Series
Monthly Master Note Trust Activities     Note                          Note                  Note                   Note
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount = Prin Bal          760,000,000.00        102,500,000.00        137,500,000.00           1,000,000,000.00

Beginning Period Invested Amount            443,333,333.33        59,791,666.67         137,500,000.00         640,625,000.00
Principal Deposit to PFA                     63,333,333.33         8,541,666.67              0.00               71,875,000.00
Principal Funding Acct (PFA) Bal            380,000,000.00        51,250,000.00              0.00              431,250,000.00

Note Principal Balance Increase                  0.00                  0.00                  0.00                            0.00
Note Principal Balance Decrease                  0.00                  0.00                  0.00                            0.00

Reductions in Invested Amount this Period
(Other than by Principal Payments)               0.00                  0.00                  0.00                            0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                         0.00                  0.00                  0.00                            0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount               380,000,000.00        51,250,000.00         137,500,000.00         568,750,000.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                            640,625,000.00
Average Rate                                                                  2.09%
Allocable Finance Charge Collections                                  12,544,426.48
Allocable Principal Collections                                       83,615,227.71
Allocable Default Amount Due                                           5,721,088.01
Allocable Monthly Interest Due from Trust                              1,192,537.96
Monthly Interest on PFA Balance                                          627,884.26
Allocable Monthly Servicing Fees Due                                   1,067,708.33
Ending Invested Amount                                               568,750,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       11.17%
3 Month Average Base Rate                                             4.08%
Spread                                                                7.10%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                            390,340,457.97
Transferor Interest                                                                    3,227,550,442.43
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota), National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 18th, 2002 and with respect to the performance of the Trust during the month of October is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Amortization Period
Any Cash Flow Shortfalls this Period                                                          No
Any Cash Flow Shortfalls from Previous Period                                                 No
Payout Event this Period:                                                                     No
Group I Participants:                                                                   Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                 October: (31 posting days)

                                                                              Yield        Defaults                 Total
Portfolio Yield (Current Month)                                              22.74%         10.37%                 12.37%
Portfolio Yield (Prior Month)                                                20.95%         10.84%                 10.11%
Portfolio Yield (Two Months Ago)                                             21.90%         10.87%                 11.03%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                11.17%
                                                                                                            ----------------------
                                                                                                            ----------------------

                                                                    Servicing               Coupon                  Total
Base Rate (Current Month)                                             2.00%                 2.09%                   4.09%
Base Rate (Prior Month)                                               2.00%                 2.09%                   4.09%
Base Rate (Two Months Ago)                                            2.00%                 2.05%                   4.05%

THREE MONTH AVERAGE BASE RATE                                                                                       4.08%
                                                                                                            ----------------------
                                                                                                            ----------------------

Beginning Period Principal Receivables                                                 5,673,278,955.86
Beginning Period Finance Charge Receivables                                             211,476,961.94
Beginning Period Discounted Receivables                                                      0.00
Beginning Period Total Receivables                                                     5,884,755,917.80

Removed Principal Receivables                                                                0.00
Removed Finance Charge Receivables                                                           0.00
Removed Total Receivables                                                                    0.00
Discounted Receivables Generated this Period                                                 0.00
Additional Principal Receivables                                                             0.00
Additional Finance Charge Receivables                                                        0.00
Additional Total Receivables                                                                 0.00

Total Principal Collections this Period                                                 474,372,511.74
Total Defaulted Principal Receivables this Period                                       50,665,097.70
Total Receivables Adjustments this Period                                               16,138,618.36
Total Finance Charge Collections this Period                                            111,091,560.25
Total Discounted Receivables this Period                                                     0.00

Ending Period Principal Receivables                                                    5,576,292,256.75
Ending Period Finance Charge Receivables                                                204,096,053.85
Ending Period Discounted Receivables                                                         0.00
Ending Period Total Receivables                                                        5,780,388,310.60

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                           122,289,080.46
                                        61-90 Days Delinquent                           83,939,411.26
                                        91+ Days Delinquent                             173,396,700.94
                                                                                     ---------------------
                                                                                     ---------------------

                                        Total 31+ Days Delinquent                          379,625,192.66
                                                                                     ---------------------
                                                                                     ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1                                                           `

Floating Investor Percentage                   11.2920%        Floating Allocation Percentage                            63.0525%
Fixed Investor Percentage                      17.6265%        Series Allocation Percetage                               17.9088%
                                                               Principal Allocation Percentage                           98.4235%

FINANCE CHARGE ALLOCATIONS                                                                                          Total
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                  111,091,560.25
Investor Percentage                                                                        11.2920%
Investor Finance Charge Collections                                                     12,544,426.48               12,544,426.48
Excess Finance Charge Collections allocated to Series                                        0.00                            0.00
Available Finance Charge Collections                                                    12,544,426.48               12,544,426.48

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                       764,503.70
                                     (2)Class A Monthly Interest Previously Due                                              0.00
                                     (3)Class A Monthly Additional Interest                                                  0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                   0.00
                                        Total Class A Monthly Interest                                                 764,503.70

Class B Distributions
                                     (5)Class B Monthly Interest                                                       114,534.26
                                     (6)Class B Monthly Interest Previously Due                                              0.00
                                     (7)Class B Monthly Additional Interest                                                  0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                   0.00
                                        Total Class B Monthly Interest                                                 114,534.26

                                     (9)Total Monthly Servicing Fee for Series                                       1,067,708.33
                                    (10)Total Servicing Fee for Series Previously Due                                        0.00

                                    (11)Class A Prepayable Increase Amount Interest                                          0.00
                                    (12)Class B Prepayable Increase Amount Interest                                          0.00
                                    (13)Investor Default Amount                                                      5,721,088.01
                                    (14)Investor Charge-Offs                                                                 0.00
                                    (15)Reallocated Principal Collections Previously Due                                     0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                       313,500.00

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                         0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                           0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                              0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                          4,563,092.18

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                     0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                 4,563,092.18

PRINCIPAL ALLOCATIONS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 474,372,511.74
Series Allocation Percentage                                         17.9088%
Principal Allocation Percentage                                      98.4235%
Investor Principal Collections - Series Level                     83,615,227.71
Shared Principal Collections from other Series'                        0.00
Total Investor Principal Collections - Series Level               83,615,227.71

                                                Class A              Class B               Class C                  Total
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Class Prin Percentages(A & B)                   88.12%                11.88%                0.00%                      100.00000%
Class Principal Collections                   73,678,345.57           9,936,882.13          0.00%                   83,615,227.71
Class Prin Bal at end of Rev Prd             760,000,000.00        102,500,000.00        137,500,000.00             1,000,000,000
Monthly Deposit to PFA.                       63,333,333.33           8,541,666.67                                  71,875,000.00
Shared Prin Collect for Oth Series            10,345,012.24           1,395,215.47                         -           11,740,228
Prin Pmt for Class C from Oth Series                           -                    -                      -                    0
Net (User)/Provider of Prin Collect           10,345,012.24           1,395,215.47                         -        11,740,227.71
Monthly Principal Payment to PFA              63,333,333.33           8,541,666.67                         -        71,875,000.00
Bullet Prin Payment at Maturity                                -                    -                      -                 0.00
Total Distribution:  Int + Prin                   764,503.70            114,534.26            313,500.00             1,192,537.96

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                       Coupon Rate            Balance          Interest Payments
                                          -------------------- --------------------- ---------------------
                                          -------------------- --------------------- ---------------------
Series 2000-1, Class A                           1.94%           $ 443,333,333.33        $ 764,503.70                        0
Series 2000-1, Class B                           2.16%            $ 59,791,666.67        $ 114,534.26                        6
Series 2000-1, Class C                           2.57%           $ 137,500,000.00        $ 313,500.00                        0

                                             Series 2000-1
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
                                                Class A              Class B               Class C                  Total
                                          -------------------- --------------------- ---------------------  ----------------------
                                          -------------------- --------------------- ---------------------  ----------------------
Prin Distr Reqd Amount @ Maturity                 $ -                   $ -     -             $ -      -                     -$ -
Int Dist Reqd From Master Trust               $ 764,503.70         $ 114,534.26 0        $ 313,500.00  6           $ 1,192,537.96
PFA Int Shortfall Funded by CBSD              $ 111,822.85          $ 23,243.41 5             $ -     41             $ 135,066.26
PFA Int Funded by CP                          $ 434,251.22          $ 58,566.78 2             $ -     78             $ 492,818.00
Principal Deposit to PFA                    $ 63,333,333.33       $ 8,541,666.67              $ -                 $ 71,875,000.00
Servicing Fee                                                                           $ 1,067,708.33             $ 1,067,708.33
                                          -------------------- --------------------- ---------------------  ----------------------
                                          -------------------- --------------------- ---------------------  ----------------------
Total                                       $ 64,643,911.10       $ 8,738,011.12        $ 1,381,208.33         $ 74,763,130.55
                                          ==================== ===================== =====================  ======================
                                          ==================== ===================== =====================  ======================

Total Cpn Dist to Class A +B+C               $ 1,310,577.77        $ 196,344.45          $ 313,500.00  5        $ 1,820,422.22
Total Cpn Dist to Class A + B                                                                                   $ 1,506,922.22

File:September '02 8k_2000-2                                   CONFIDENTIAL
Servicer's Report                                              Date of Report:           11/21/2002
Interest Period: October 17, 2002 to November 17, 2002, Pay on November 18th


Associates Credit Card Master Note Trust, Series 2000-2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest              Totals
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                               5,673,278,955.86
Beginning Fin. Chrg. Receivables Balance                                               211,476,961.94
Beginning Total Receivables Balance                                                   5,884,755,917.80

Beginning Special Funding Accnt Balance                                                     0.00
Beginning Spread Account Balance                                                            0.00
Beginning Reserve Account Balance                                                           0.00

Beginning Period Invested Amount                                   2,857,643,305.86

Ending Period Invested Amount                                      3,227,550,442.43
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities     Note                          Note                 Note                  Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00         80,921,000.00     108,553,000.00        789,474,000.00

Beginning Period Invested Amount               550,000,000.00         74,177,583.33     108,553,000.00        732,730,583.33
Principal Deposit to PFA on D.D.                50,000,000.00          6,743,416.67                       -     56,743,416.67
Principal Funding Acct (PFA) Balance           100,000,000.00         13,486,833.33                       -   113,486,833.33

Note Principal Balance Increase                          0.00                  0.00         0.00                  0.00
Note Principal Balance Decrease                          0.00                  0.00         0.00                  0.00

Reductions in Invested Amount this Period
 (Other than by Principal Payments)                      0.00                  0.00         0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                  0.00         0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  500,000,000.00         67,434,166.67    108,553,000.00        675,987,166.67

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-2
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                            732,730,583.33
Average Rate                                                                  2.04%
Allocable Finance Charge Collections                                  14,347,996.00
Allocable Principal Collections                                       66,012,048.28
Allocable Default Amount Due                                           6,543,634.97
Allocable Monthly Interest Due                                         1,325,814.34
Monthly Interest on PFA Balance                                           98,028.50
Allocable Monthly Servicing Fees Due                                   1,221,217.64
Ending Invested Amount                                               675,987,166.67

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       10.51%
3 Month Average Base Rate                                             4.03%
Spread                                                                6.48%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                           390,340,457.97
Transferor Interest                                                                   3,227,550,442.43
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota) National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 18, 2002, and with respect to the performance of the Trust during the month of October is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Revolving Period
Any Cash Flow Shortfalls this Period                                                         No
Any Cash Flow Shortfalls from Previous Period                                                No
Payout Event this Period:                                                                    No
Group I Participants:                                                                   Series 2000-2

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         October: (31 posting days)

                                                                      Yield               Defaults                Total
Portfolio Yield (Current Month)                                              22.74%        10.37%                12.37%
Portfolio Yield (Prior Month)                                                20.95%        10.84%                10.11%
Portfolio Yield (Two Months Ago)                                             21.90%        10.87%                11.03%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              11.17%
                                                                                                           --------------------
                                                                                                           --------------------

                                                                    Servicing              Coupon                 Total
Base Rate (Current Month)                                             2.00%                 2.04%                 4.04%
Base Rate (Prior Month)                                               2.00%                 2.03%                 4.03%
Base Rate (Two Months Ago)                                            2.00%                 2.00%                 4.00%

THREE MONTH AVERAGE BASE RATE                                                                                     4.02%
                                                                                                           --------------------
                                                                                                           --------------------

Beginning Period Principal Receivables                                                5,673,278,955.86
Beginning Period Finance Charge Receivables                                            211,476,961.94
Beginning Period Discounted Receivables                                                     0.00
Beginning Period Total Receivables                                                    5,884,755,917.80

Removed Principal Receivables                                                               0.00
Removed Finance Charge Receivables                                                          0.00
Removed Total Receivables                                                                   0.00
Discounted Receivables Generated this Period                                                0.00
Additional Principal Receivables                                                            0.00
Additional Finance Charge Receivables                                                       0.00
Additional Total Receivables                                                                0.00

Total Principal Collections this Period                                                474,372,511.74
Total Defaulted Principal Receivables this Period                                       50,665,097.70
Total Receivables Adjustments this Period                                               16,138,618.36
Total Finance Charge Collections this Period                                           111,091,560.25
Total Discounted Receivables this Period                                                    0.00

Ending Period Principal Receivables                                                   5,576,292,256.75
Ending Period Finance Charge Receivables                                               204,096,053.85
Ending Period Discounted Receivables                                                        0.00
Ending Period Total Receivables                                                       5,780,388,310.60

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                          122,289,080.46
                                        61-90 Days Delinquent                           83,939,411.26
                                        91+ Days Delinquent                            173,396,700.94
                                                                                     --------------------
                                                                                     --------------------

                                        Total 31+ Days Delinquent                      379,625,192.66
                                                                                     --------------------
                                                                                     --------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

Floating Investor Percentage                   12.9155%        Floating Allocation Percentage                   91.3493%
Fixed Investor Percentage                      13.9157%        Series Allocation Percetage                      14.1386%
                                                               Principal Allocation Percentage                  98.4235%

FINANCE CHARGE ALLOCATIONS                                                                                        Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                 111,091,560.25
Investor Percentage                                                                       12.9155%
Investor Finance Charge Collections                                                     14,347,996.00         14,347,996.00
Excess Finance Charge Collections allocated to Series                                       0.00                  0.00
Available Finance Charge Collections                                                    14,347,996.00         14,347,996.00

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                               936,222.22
                                     (2)Class A Monthly Interest Previously Due                                   0.00
                                     (3)Class A Monthly Additional Interest                                       0.00
                                     (4)Class A Monthly Additional Interest Previously Due                        0.00
                                        Total Class A Monthly Interest                                         936,222.22

Class B Distributions
                                     (5)Class B Monthly Interest                                               142,091.28
                                     (6)Class B Monthly Interest Previously Due                                   0.00
                                     (7)Class B Monthly Additional Interest                                       0.00
                                     (8)Class B Monthly Additional Interest Previously Due                        0.00
                                        Total Class B Monthly Interest                                         142,091.28

                                     (9)Total Monthly Servicing Fee for Series                                1,221,217.64
                                    (10)Total Servicing Fee for Series Previously Due                             0.00

                                    (11)Class A Prepayable Increase Amount Interest                               0.00
                                    (12)Class B Prepayable Increase Amount Interest                               0.00
                                    (13)Investor Default Amount                                               6,543,634.97
                                    (14)Investor Charge-Offs                                                      0.00
                                    (15)Reallocated Principal Collections Previously Due                          0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                               247,500.84

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                              0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                   5,257,329.04

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                          0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                          5,257,329.04

PRINCIPAL ALLOCATIONS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 474,372,511.74
Series Allocation Percentage                                         14.1386%
Principal Allocation Percentage                                      98.4235%
Investor Principal Collections - Series Level                     66,012,048.28
Shared Principal Collections from other Series'                        0.00
Total Investor Principal Collections - Series Level               66,012,048.28

                                               Class A               Class B               Class C                Total
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------

Class Prin Percentages(A & B)                   88.12%                11.88%                0.00%                   100.00000%
Class Principal Collections                   58,167,142.69           7,844,905.59          0.00%                66,012,048.28
Class Prin Bal at end of Rev Prd             600,000,000.00         80,921,000.00       108,553,000.00             789,474,000
Monthly Deposit to PFA.                       50,000,000.00           6,743,416.67                               56,743,416.67
Shared Prin Collect for Oth Series             8,167,142.69           1,101,488.92                        -          9,268,632
Prin Pmt for Class C from Oth Series                          -                     -                     -                  0
Net (User)/Provider of Prin Collect            8,167,142.69           1,101,488.92                        -       9,268,631.61
Monthly Principal Payment to PFA              50,000,000.00           6,743,416.67                        -      56,743,416.67
Bullet Prin Payment at Maturity                               -                     -                     -               0.00
Total Distribution:Interest + Prin                936,222.22            142,091.28           247,500.84           1,325,814.34

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------
Series 2000-1, Class A                          1.92%            $ 550,000,000.00        $ 936,222.22                     22
Series 2000-1, Class B                          2.16%             $ 74,177,583.33        $ 142,091.28                     28
Series 2000-1, Class C                          2.57%            $ 108,553,000.00        $ 247,500.84                     84

                                            Series 2000-2
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C                Total
                                         --------------------- --------------------- --------------------  --------------------
                                         --------------------- --------------------- --------------------  --------------------
Prin Distr Reqd Amount @ Maturity                 $ -                   $ -               $ -                          $ -
Int Dist Reqd From Master Trust              $ 936,222.22          $ 142,091.28          $ 247,500.84          $ 1,325,814.34
PFA Int Shortfall Funded by CBSD              $ 16,545.45           $ 3,670.05             $ -               $ 20,215.50
PFA Int Funded by CP                          $ 68,565.66           $ 9,247.34             $ -               $ 77,813.00
Principal Deposit to PFA                    $ 50,000,000.00       $ 6,743,416.67             $ -               $ 56,743,416.67
Servicing Fee                                                                           $ 1,221,217.64          $ 1,221,217.64
                                         --------------------- --------------------- --------------------  --------------------
                                         --------------------- --------------------- --------------------  --------------------
Total                                       $ 51,021,333.33       $ 6,898,425.34        $ 1,468,718.48       $ 59,388,477.15
                                         ===================== ===================== ====================  ====================
                                         ===================== ===================== ====================  ====================

Total Cpn Dist to Class A +B+C              $ 1,021,333.33         $ 155,008.67          $ 247,500.84        $ 1,423,842.84
Total Cpn Dist to Class A + B                                                                                   $ 1,176,342.00